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                                                                   EXHIBIT 10.27

SYNON                                                                   OBSYDIAN

SOFTWARE LICENSE AGREEMENT......................................................
 THIS SYNON SOFTWARE LICENSE AGREEMENT SETS FORTH THE TERMS AND CONDITIONS UNDER WHICH SYNON, INC. ("SYNON") LICENSES
                                              --------------------------------
 ("LICENSEE") LOCATED AT
                         -------------------------------------------------------
 TO USE THE PROGRAM BELOW, IN OBJECT CODE (THE "PROGRAM"), ALONG WITH THE SUPPORTING DOCUMENTATION DELIVERED WITH THE PROGRAM, AND BY WHICH SYNON AGREES TO PROVIDE CERTAIN SERVICES WITH RESPECT TO THE PROGRAM.

LICENSE: In consideration of payment of the fees specified below, Synon grants to Licensee a perpetual, personal, non-transferable, non-exclusive license to use each copy of the Program on one computer at a time, by one user at a time, for the sole purpose of developing software applications for:

         (a) use by Licensee and affiliates sharing common majority ownership with Licensee, or

         (b)      licensing to third parties who are:

                  (i) notified in writing that the applications were developed using the Program, and

                  (ii) offered the application design model for a reasonable fee.

Licensee agrees to pay the fees specified below within thirty (30) days of the date of this Agreement. Failure to pay the License Fee when due will be a breach of this Agreement, and in the event of such a breach, Synon may render the Program inoperative by withholding authorization codes and may terminate this Agreement by written notice to Licensee. Licensee acknowledges that the Program will be or become inoperative if Synon withholds authorization codes.

INSTALLATION: Licensee may install the Program on any number of computers but may use only one copy of the installed Program at a time. THIS AGREEMENT INCLUDES THE TERMS AND CONDITIONS SET FORTH ON THE REVERSE SIDE OF THIS SHEET. BY EXECUTION OF THIS AGREEMENT, LICENSEE ACKNOWLEDGES THAT IT HAS READ AND ACCEPTED THOSE TERMS AND CONDITIONS.

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 APPROVED FOR LICENSEE ON:                                        ACCEPTED FOR SYNON, INC. ON:
                          --------------                                                      --------------
 BY:                                                              BY:
    -------------------------------------                             --------------------------------------

 PRINTED NAME:                                                    PRINTED NAME:
             ----------------------------                                       ----------------------------

 TITLE:                                                            TITLE:
       ----------------------------------                                -----------------------------------


 OBSYDIAN DESIGNER PAKS:

    NUMBER OF USERS:    [ ]  2        [ ]  6       [ ] 10       [ ] 15        [        ]   ADDITIONAL USERS   $
                                                                                                               ----------
  ENVIRONMENT GENERATORS:

    [   ]      AS/400 C/S       [   ]     AS/400 5250                [   ]   AS/400 MEDIA                      ----------

    [   ]      NT / ODBC        [   ]     OPEN DATABASE              [   ]
                                                                             ---------------------             ----------

    WINDOWS FOR ORACLE7:        [   ]     RS/6000                    [   ]   HP9000
                                                                                                               ----------

 CLASS LIBRARIES:     [   ]    APPLICATION FRAMEWORKS                [   ]
                                                                             ----------------------            ----------
 IMPORT UTILITIES:    [   ]    DB2/400 IMPORT                        [   ]
                                                                             ----------------------            ----------
                      [   ]    SYNON/2E FUNCTIONS                    [   ] SYNON/2E DATA IMPORT
                                                                                                               ----------

                                                                                               LICENSE FEE  $
                                                                                                               ==========
                                                                      INITIAL ANNUAL UPGRADE SERVICE FEE
                                                                                                               ----------

  [   ]    STANDARD    [   ]     PREMIUM       [   ]     CUSTOM       ANNUAL SUPPORT SERVICE FEE
                                                                                                               ----------
                                                                                         TOTAL FEES PAYABLE  $
                                                                                                              -----------
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SYNON'S RIGHTS: Synon represents and warrants that it has the right to grant this license. The Program is owned by Synon Corporation and is protected by
United States copyright laws and international treaty provisions. The Program disks, tapes, CD-ROM and printed documentation may not be copied without the prior, written permission of Synon, except that Licensee may make one copy of the disks and tapes for back-up or archival purposes only.

SECURITY MEASURES: Synon has installed a serial numbers and security measures into the Program to protect and enforce Synon's rights of ownership and the Licensee's rights and limitations on use of the Program. Licensee acknowledges that if there is a violation of the terms of this Agreement, Synon may render the Program inoperative by withholding authorization codes and may terminate this Agreement by written notice to Licensee, without refund of fees, unless the violation is cured within 10 days of notice of the violation.

LIMITATION OF LIABILITY: Licensee agrees that except for Synon's indemnification obligations specified under WARRANTY, Synon's liability for damages in connection with this Agreement, regardless of the form of action, is limited to the License Fees received under this Agreement. In no event will Synon be liable for consequential, indirect or incidental damages, even if Synon has been advised of the possibility of such damages. Licensee acknowledges that the amount of the License Fee payable under this Agreement is related to the foregoing limitations on Synon's liability and that the License Fee would be greater if Synon's liability were not so limited.

TECHNICAL SUPPORT SERVICES: Synon will provide technical support services to Licensee for the Program in accordance with the INITIAL TECHNICAL SUPPORT ADDENDUM to this Agreement, upon payment of the fees specified in this Agreement. Synon will provide Helpline Product Installation Service, for thirty
(30) days from the date of this Agreement, at no charge.

Technical support services for subsequent, successive annual periods will be available to Licensee upon payment of Synon's ANNUAL SERVICE INVOICE.

Synon reserves the right to make, from time to time, amendments to the INITIAL TECHNICAL SUPPORT ADDENDUM and its annual service offerings, and to modify its schedule of fees for services. Synon agrees, however, that any amendments or increase in fees will be effective only upon Licensee's annual renewal of technical support services by payment of Synon's Annual Service Invoice.

Licensee acknowledges that continuation of the Annual Upgrade Service and prompt installation of fixes, enhancements and new releases of the Program are critical to optimum utilization of the Program and cost-effective support for the Program. Accordingly, in the event that Licensee does not remain current on Annual Upgrade Service or does not install the latest version of the Program, Synon may impose additional charges for other support services. Synon will have no obligation to offer, provide or reinstate Annual Upgrade Service if Licensee allows an interruption in continuous Annual Upgrade Service.

WARRANTY: Synon warrants for a period of ninety (90) days that the original copy of the Program will perform in substantial compliance with the documentation supplied by Synon under this Agreement. Synon's sole obligation in the event of a breach of this warranty will be to correct any material defects or errors of which it is given written notice within the warranty period or, if it fails to correct those errors within thirty (30) days of receipt of written notice, to refund to Licensee the License Fee paid under this Agreement against return of the Program and all supporting documentation. Synon also warrants that the Program does not, as of the date of this Agreement, infringe any copyright, trade secret or issued United States patent of any third party. Synon agrees to indemnify Licensee against legal fees and liability to third parties arising from any claim of such infringement. Except for the express warranties made in this paragraph, SYNON MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROGRAM, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE.

TAXES: Licensee agrees to pay, or reimburse Synon for, any taxes resulting from this Agreement, exclusive of taxes based on Synon's net income

MISCELLANEOUS: This Agreement is the complete statement of the terms and conditions of Synon's license of the Program and the obligations between Synon and the Licensee. There are no representations, warranties, undertakings or agreements between Synon and Licensee except as set forth in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of California. This Agreement is effective upon acceptance by Synon at its principal office located in Larkspur, California.

  SYNON                                                                 OBSYDIAN

ADDENDUM TO SOFTWARE LICENSE AGREEMENT - INITIAL TECHNICAL SUPPORT..............

In consideration of payment of the fees specified on the Software License Agreement dated __________________ SYNON WILL PROVIDE _____________ ("LICENSEE") WITH THE FOLLOWING ANNUAL UPGRADE SERVICE AND ANNUAL SUPPORT SERVICE FOR THE TWELVE (12) MONTHS ENDED ___________.

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 APPROVED FOR LICENSEE ON:                                       ACCEPTED FOR SYNON, INC. ON:
                           -------------                                                      --------------
 BY:                                                             BY:
   -------------------------------------                            ----------------------------------------

 PRINTED NAME:                                                   PRINTED NAME:
             ---------------------------                                      ------------------------------

 TITLE:                                                          TITLE:
       ---------------------------------                               -------------------------------------
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 ANNUAL UPGRADE SERVICE:
 -------------------------------------------------------------------------------

 For the Programs licensed on the Software License Agreement, Synon agrees to provide Licensee with access to the following services on request. Annual Upgrade Service Fees are based on the Programs licensed.

          1.           Error corrections and Program refreshes as made.

          2.           Updated versions of the Program(s) as released.

          3.           Electronic Customer Support as available.

 Annual Upgrade Service is required for the initial year following the licensing of any Obsydian Program. Thereafter, Annual Upgrade Service is available for contiguous annual period(s), for the then current version of Obsydian, upon payment of Synon's support service invoice.
--------------------------------------------------------------------------------


 ANNUAL SUPPORT SERVICE:
--------------------------------------------------------------------------------
   SUPPORT SERVICE LEVEL:      [ ]  STANDARD      [ ] PREMIUM         [ ] CUSTOM
   ---------------------
                           [ ]   UNLIMITED CALLS  OR     [ ]  UNLIMITED CONTACTS
--------------------------------------------------------------------------------
   NAMED LICENSEE CONTACTS:
   -----------------------
   (1)                             (2)
       -------------------------       --------------------------
--------------------------------------------------------------------------------
   ADDITIONAL NAMED LICENSEE CONTACTS:
   ----------------------------------

   (3)                            (4)
       -------------------------      ---------------------------

   (5)                            (6)
       -------------------------      ---------------------------
--------------------------------------------------------------------------------

   ADDITIONAL SERVICE REQUESTS:
   ---------------------------               QUANTITY
                                                     ---------------------------

--------------------------------------------------------------------------------

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 ANNUAL SUPPORT SERVICES PROVIDED:


 The following levels of Obsydian support are available on an annual basis. During the initial year for each licensed location, at a minimum, Synon's Standard level of Annual Support Service is required as a condition of licensing. Thereafter, Annual Support Service is available upon payment of Synon's Annual Service Invoice. Customer Support HelpLine is not intended to replace documentation provided with the Program or to substitute for the recommended Program training available from Synon.

 STANDARD SUPPORT        1.   Customer Support HelpLine response within 4
 SERVICE                      hours for: (a) unlimited telephone service
                              requests from 2 named contacts, or (b) up to 50 telephone service requests from unlimited
                              Licensee contacts.

                         2. Additional named contacts and additional telephone service requests available for an additional fee.

                         3. On-line Program instructions and information built over Synon's internal database.

                         4. Five day response time for material Program errors to Escalation Team.

                         5. Ten day response time for material Program errors to Development.

                         6.   Annual Service Report.
--------------------------------------------------------------------------------
 PREMIUM SUPPORT         7.   Customer Support HelpLine response within 1 hour
 SERVICE                      for:

                              (a) unlimited telephone service requests from 4 named contacts, or

                              (b) up to 90 telephone service requests from unlimited Licensee contacts.

                         8. Additional named contacts and additional telephone service requests available for an additional fee.

                         9. On-line Program instructions and information built over Synon's internal database.

                         10. Two day response time for material Program errors to Escalation Team.

                         11. Five day response time for material Program errors to Development.

                         12. Six hours of telephone consultation on Program usage.

                         13.  Remote diagnostics for problem determination.

                         14.  Quarterly Status Review.

                         15.  Quarterly Environment Audit and Report via
                              telephone conference call.
--------------------------------------------------------------------------------
 CUSTOM SUPPORT          Service package to include services to meet special
 SERVICE                 business requirements of Licensee, as  specified in a
                         separate agreement.